SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 30, 2007

PLATINA ENERGY GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware	000-28335	84-108043
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

1807 Capital Avenue, Suite 101 I Cheyenne, Wyoming 82001
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code	(307) 637-3900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03                      Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On August 30, 2007 the Company entered into a Securities Purchase Agreement with La Jolla Cove Investors, Inc. (“La Jolla”), to (i) sell to La Jolla a 7 ¼ % Convertible Debenture for $300,000 with a maturity date of August 30, 2010 if not earlier converted by the holder into shares of the Company’s Common Stock and (iii) issue to La Jolla a Warrant to Purchase Common Stock to purchase shares of the Company’s Common Stock to raise up to an additional  $3,000,000 with an expiration date of August 30, 2010.

Item 3.02                      Unregistered Sales of Equity Securities.

We believe that the sale of the 7 ¼ % Convertible Debenture, the Warrant to Purchase Common Stock and the issuance of the shares of the Company’s Common Stock to be issued upon either (i) the conversion of the 7 ¼ % Convertible Debenture sold to La Jolla or (ii) upon the exercise of the Warrant to Purchase Common Stock issued to La Jolla will be exempt from the registration and prospectus delivery requirements of the Securities Act of 1933 by virtue of Section 4(2) and/or Regulation D. The shares upon conversion of the 7 ¼ % Convertible Debenture or exercise of the Warrant to Purchase Common Stock will be issued directly by us and will not involve a public offering or general solicitation. The recipient of the 7 ¼ % Convertible Debenture and the Warrant to Purchase Common Stock was afforded an opportunity for effective access to files and records of our company that contained the relevant information needed to make its investment decision. We reasonably believe that the recipient, immediately prior to its investment decision, had such knowledge and experience in our financial and business matters that it was capable of evaluating the merits and risks of its investment. The recipient had the opportunity to speak with our management on several occasions prior to their investment decision. There was a 3 ½  % fee paid to Crescent Fund LLC in connection with the sale of the 7 ¼ % Convertible Debenture to La Jolla and will be a 5% fee in connection with any shares of the Company’s Common Stock purchased pursuant to the Warrant to Purchase Common Stock.

Item 9.01.                      Financial Statements and Exhibits.

(a)	Financial Statements: Not Applicable
(b)	Pro Forma Financial Information: Not Applicable
(c)	Exhibits

Exhibit No.	Description

Exhibit 99.1                                 Securities Purchase Agreement
Exhibit 99.2                                 7 ¼ % Convertible Debenture
Exhibit 99.3                                 Warrant to Purchase Common Stock

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Platina Energy Group Inc.

Date:  September 6, 2007                                                                           /s/ Blair Merriam
Blair Merriam, Chief Executive Officer